UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2025

Anywhere Real Estate Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue

Madison, NJ 07940

(Address of principal executive offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 22, 2025, Anywhere Real Estate Inc., a Delaware corporation (the “Company” or “Anywhere”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Compass, Inc., a Delaware corporation (“Compass”) and Velocity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Compass (“Merger Sub”). The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Compass.

The Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with the special meeting of the Company’s stockholders, to be held on January 7, 2026 (the “Special Meeting”), to vote upon, among other things, matters necessary to adopt and complete the Merger.

Litigation Related to the Merger

Following the filing of the Definitive Proxy Statement with the SEC, and as of December 29, 2025, three complaints have been filed by purported stockholders of the Company as individual actions with respect to the Merger, as follows: McDaniels v. Anywhere Real Estate Inc. et al. (Supreme Court of the State of New York, County of New York, December 10, 2025) (the “McDaniels Complaint”); Marino v. Anywhere Real Estate Inc. et al., Index No. 656398/2025 (Supreme Court of the State of New York, County of New York, December 11, 2025) (the “Marino Complaint”); and Drulias v. Anywhere Real Estate Inc. et al. (Superior Court of New Jersey, December 18, 2025) (the “Drulias Complaint” and, together with the McDaniels Complaint and the Marino Complaint, the “Complaints”). The Complaints generally allege that, among other things, the Definitive Proxy Statement is misleading and contains certain disclosure deficiencies and/or incomplete information regarding the Merger in violation of applicable federal or state law. The Complaints seek, among other things: (i) a direction that the Company make corrective and complete disclosures; (ii) to enjoin the consummation of the Merger and the other transactions contemplated by the Merger Agreement unless and until the information purportedly omitted from the Definitive Proxy Statement is disclosed; (iii) rescission or rescissory damages in the event the Merger and the transactions contemplated by the Merger Agreement are consummated, (iv) an award of costs of the actions, including attorneys’ and expert fees; and (v) any other relief the court may deem just and proper.

In addition to the Complaints, purported stockholders of the Company and Compass have sent demand letters alleging similar deficiencies in the Definitive Proxy Statement as those asserted in the Complaints (the “Disclosure Demands” and, together with the Complaints, the “Matters”).

The Company and Compass believe that the claims asserted in the Matters are without merit and that no supplemental disclosures to the Definitive Proxy Statement are required or necessary under applicable laws. However, in order to avoid the risk of delay to the Special Meeting or to the Merger and to minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, the Company and Compass are voluntarily making certain disclosures below that supplement those contained in the Definitive Proxy Statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and Compass specifically deny all allegations in the Matters, including that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

It is possible that additional, similar demand letters or complaints may be received or filed, or that the Complaints may be amended. The Company does not intend to announce the receipt or filing of each additional, similar demand letter or complaint, or of any amended complaint.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The additional disclosures in this Current Report on Form 8-K should be read in connection with the Definitive Proxy Statement, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is bold and underlined, and removed text within the restated paragraphs is bold and ~~stricken through~~.

The table on Page 67 under “Research Analyst Price Targets” is hereby amended and supplemented as follows:

Broker	Price Target	Price Target Date
~~Broker A~~ BTIG	$11.00	August 27, 2025
~~Broker B~~ Deutsche	$8.00	July 31, 2025
~~Broker C~~ Morgan Stanley	$8.00	July 31, 2025
~~Broker D~~ Wells Fargo	$7.00	July 30, 2025
~~Broker E~~ Barclays	$8.00	July 30, 2025
~~Broker F~~ UBS	$11.00	June 1, 2025

The second paragraph on Page 71 under “Illustrative Discounted Cash Flow Analysis: Anywhere Stand-Alone” is hereby amended and supplemented as follows:

Using the mid-year convention for discounting cash flows and discount rates ranging from 12.0% to 13.0%, reflecting estimates of Anywhere’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2025 (i) estimates of unlevered free cash flow for Anywhere for the last half of calendar year 2025 and calendar years 2026 through 2027 and (ii) a range of illustrative terminal values for Anywhere, which were calculated by applying terminal year multiples of enterprise value (which we refer to as “EV”) to next twelve month (which we refer to as “NTM”) earnings before interest, taxes, depreciation and amortization (which we refer to as “EBITDA”) (which we refer to as “EV/NTM EBITDA”) ranging from 7.5x to 9.0x to an estimate of the Operating EBITDA to be generated by Anywhere in the terminal year of approximately $600 million (which analysis implied perpetuity growth rates ranging from 2.3% to 4.7%), as reflected in the Forecasts.

The third paragraph on Page 71 under “Illustrative Discounted Cash Flow Analysis: Anywhere Stand-Alone” is hereby amended and supplemented as follows:

Goldman Sachs then subtracted the net debt of approximately $2,549 million, and non-controlling interest of Anywhere of approximately $4 million, each as provided by and approved for Goldman Sachs’ use by the management of Anywhere, to derive a range of illustrative equity values for Anywhere. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Anywhere of approximately 121 million to approximately 122 million, as provided by and approved for Goldman Sachs’ use by the management of Anywhere, using the treasury stock method, to derive a range of illustrative present values per share ranging from $11.31 to $17.55.

The second paragraph on Page 71 under “Illustrative Discounted Cash Flow Analysis: Compass Pro Forma for the Merger” is hereby amended and supplemented as follows:

Using the mid-year convention for discounting cash flows and discount rates ranging from 11.0% to 12.0%, reflecting estimates of the weighted average cost of capital of Compass pro forma for the merger, Goldman Sachs discounted to present value as of June 30, 2025 (i) estimates of unlevered free cash flow for Compass pro forma for the merger for the last half of calendar year 2025 and calendar years 2026 through 2027, as reflected in the Forecasts, including the Synergies, and the NOL Forecasts and (ii) a range of illustrative terminal values for Compass pro forma for the merger, which were calculated by applying terminal year EV/NTM EBITDA multiples ranging from 9.0x to 11.0x to an estimate of the EBITDA to be generated by Compass pro forma for the merger in the terminal year of approximately $1,575 million (which analysis implied perpetuity growth rates ranging from 3.3% to 5.6%), as reflected in the Forecasts, including the Synergies.

The third paragraph on Page 72 under “Illustrative Discounted Cash Flow Analysis: Compass Pro Forma for the Merger” is hereby amended and supplemented as follows:

Goldman Sachs then subtracted the net debt and non-controlling interest of approximately $2,496 million, and post-tax transaction costs of Compass pro forma for the merger of approximately $107 million, each as provided by and approved for Goldman Sachs’ use by the management of Anywhere, to derive a range of illustrative equity values for Compass pro forma for the merger. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Compass pro forma for the merger of approximately 803 million to approximately 804 million, as provided by and approved for Goldman Sachs’ use by the management of Anywhere, using the treasury stock method, to derive a range of illustrative present values per share of Compass A common stock pro forma for the merger. Goldman Sachs then multiplied the range of implied present value per share of Compass A common stock pro forma for the merger by the exchange ratio of 1.436 shares of Compass A common stock to be paid for each share of Anywhere common stock. This analysis resulted in a range of implied present values of $16.96 to $21.77 of the consideration to be paid for each share of Anywhere common stock.

The second paragraph on Page 72 under “Illustrative Present Value of Future Share Price Analysis: Anywhere Stand-Alone” is hereby amended and supplemented as follows:

Goldman Sachs then subtracted the amount of Anywhere’s net debt of approximately $2,457 million, $2,344 million and $2,131 million and non-controlling interest of approximately $4 million, $4 million and $4 million for each of the calendar years 2025 through 2027, respectively, each as provided by and approved for Goldman Sachs’ use by the management of Anywhere, from the respective implied EVs in order to derive a range of illustrative equity values as of December 31 for Anywhere for each of the calendar years 2025 through 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Anywhere common stock each of calendar years 2025 through 2027 of approximately 121 million to approximately 122 million, approximately 121 million to approximately 122 million, and approximately 121 million to approximately 122 million, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of Anywhere, to derive a range of implied future values per share of Anywhere common stock. Goldman Sachs then discounted these implied future equity values per share of Anywhere common stock to June 30, 2025, using an illustrative discount rate of 16.9%, reflecting an estimate of Anywhere’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Anywhere, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $5.23 to $18.18 per share of Anywhere common stock.

The second paragraph on Page 73 under “Illustrative Present Value of Future Share Price Analysis: Compass Pro Forma for the Merger” is hereby amended and supplemented as follows:

Goldman Sachs then subtracted the net debt and non-controlling interest of approximately $2,369 million, $1,928 million and $1,180 million, and post-tax transaction costs of Compass pro forma for the merger of approximately $107 million, $107 million and $107 million for each of the calendar years 2025 through 2027, respectively, each as provided by and approved for Goldman Sachs’ use by the management of Anywhere, from the respective implied EVs in order to derive a range of illustrative equity values as of December 31 for Compass pro forma for the merger for each of the calendar years 2025 through 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Compass Class A common stock pro forma for the merger in each of calendar years 2025 through 2027 of approximately 803 million to approximately 804 million, approximately 803 million to approximately 804 million, and approximately 803 million to approximately 804 million, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of Anywhere, to derive a range of implied future values per share of Compass Class A common stock pro forma for the merger.

The fourth paragraph on Page 83 under “Interests of Anywhere’s Directors and Executive Officers in the Merger—Treatment of Anywhere Equity Awards—Anywhere RSU Awards, Anywhere DSU Awards and Anywhere PSU Awards” is hereby amended and supplemented as follows:

For an estimate of the amounts that would be realized by each of Anywhere’s named executive officers on the Assumed Closing Date in respect of their Anywhere RSU Awards, Anywhere DSU Awards and Anywhere PSU Awards that are outstanding on such date, see the section entitled “—Quantification of Potential Payments and Benefits to Anywhere’s Named Executive Officers in Connection with the Merger.” Based on the assumptions described above under “—Certain Assumptions,” the estimated aggregate value of the unvested Anywhere RSU Awards, Anywhere DSU Awards and Anywhere PSU Awards held by the executive officers who are not named executive officers as of the Assumed Closing Date is $13,560,150~~, and the~~. The estimated aggregate value of the ~~unvested~~ Anywhere RSU Awards and Anywhere DSU Awards held by all non-employee directors of Anywhere that are outstanding as of the Assumed Closing Date is $8,629,811, which includes the following unvested amounts for each director: Fiona Dias, $448,521; Matthew J. Espe, $448,521; V. Ann Hailey, $448,521; Bryson Koehler, $448,521; Duncan L. Niederauer, $448,521; Egbert Perry, $448,521; Enrique Silva, $448,521; Christopher Terrill, $448,521; Felicia Williams, $448,521; and Michael J. Williams, $700,814.

The paragraph on Page 87 under “Interests of Anywhere’s Directors and Executive Officers in the Merger—Compensation Arrangements with Compass” is hereby amended and supplemented as follows :

Any of Anywhere’s executive officers who become officers or employees or who otherwise are retained to provide services to Compass or its affiliates may, prior to, on or following the effective time, enter into new compensation arrangements with Compass or its affiliates. As of the date of this disclosure, no new individualized compensation arrangements between Anywhere’s executive officers and Compass or its affiliates have been established. None of the proposals submitted by Compass prior to the execution of the Merger Agreement addressed compensation or benefits of the executive officers of Anywhere following the closing. As of the date of this filing, no final determinations have been made regarding the post-closing compensation or benefits of the executive officers of Anywhere retained by the combined company following the closing.

Cautionary Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected benefits of the Merger; the anticipated impact of the Merger on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the Merger; the expected timeline; and the ability to satisfy all closing conditions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the Merger and the anticipated benefits thereof. Where, in any forward-looking statement, Anywhere or Compass express an expectation or belief as to future results or events, it is based on Anywhere and/or Compass’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Anywhere nor Compass can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Compass’ and Anywhere’s ability to consummate the Merger on the expected timeline or at all; Compass’ and Anywhere’s ability to obtain the necessary regulatory approval in a timely manner and the risk that such approval is not obtained or is obtained subject to conditions that are not anticipated; Compass’ or Anywhere’s ability to obtain approval of the stockholders; the risk that a condition of closing of the Merger may not be satisfied or that the closing of the Merger might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Anywhere or Compass to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the Merger, including disruption of management time from current plans and ongoing business operations due to the Merger and integration matters; the risk that the Merger and its announcement could have an adverse effect on Compass’ and Anywhere’s ability to retain agents and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; unexpected costs, charges or expenses resulting from the Merger; potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the Merger or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Compass’ ability to integrate Anywhere promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the Merger that may impact Anywhere’s or Compass’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Anywhere’s and Compass’ reports filed with the SEC, including Anywhere’s and Compass’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the Merger.

These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement. While the list of factors presented here and the list of factors presented in the Proxy Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Anywhere’s or Compass’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Anywhere or Compass operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. Neither Anywhere nor Compass assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on Anywhere’s or Compass’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Important Additional Information and Where to Find It

In connection with the Merger, Anywhere and Compass has filed and will file relevant materials with the SEC, including the Definitive Proxy Statement, which was filed and mailed to the Company’s stockholders. Each of Anywhere and Compass may also file other relevant documents with the SEC regarding the Merger. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or any other document that Anywhere or Compass (as applicable) may file with the SEC in connection with the Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF COMPASS AND ANYWHERE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement, as well as other filings containing important information about Anywhere or Compass (as they may be available or when they become available), without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Anywhere will be available free of charge on Anywhere’s internet website at https://ir.anywhere.re/financials/sec-filings/default.aspx or by contacting Anywhere’s investor relations contact at investor.relations@anywhere.re. Copies of the documents filed with the SEC by Compass will be available free of charge on Compass’ internet website at https://investors.compass.com/financials/sec-filings/default.aspx or by contacting Compass’ investor relations contact at investorrelations@compass.com. The information included on, or accessible through, Anywhere’s website or Compass’ website is not incorporated by reference into this Current Report on Form 8-K.

Participants in the Solicitation

Anywhere, Compass, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of Anywhere is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 24, 2025 (the “Anywhere Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 7, 2025. Please refer to the sections captioned “Compensation of Independent Directors,” “Independent Director Stock Ownership Guidelines,” “Ownership of our Common Stock” and “Executive Compensation” in the Anywhere Annual Meeting Proxy Statement. To the extent holdings of such participants in Anywhere’s securities have changed since the amounts described in the Anywhere Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at

https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001398987&owner=only. Information about the directors and executive officers of Compass is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025 (the “Compass Annual Meeting Proxy Statement”) and in its Form 8-Ks, which were filed with the SEC on May 29, 2025, July 30, 2025 and September 9, 2025. Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Tables” in the Compass Annual Meeting Proxy Statement. To the extent holdings of such participants in Compass’ securities have changed since the amounts described in the Compass Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001563190&owner=only. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and the other relevant materials filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

Date: December 29, 2025	By:	/s/ Marilyn J. Wasser
Marilyn J. Wasser